UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2008

CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West San Fernando Street, San Jose, California  95113
717 Texas Avenue, Houston, Texas  77002
(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code:  (713) 830-8775

Not applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02 — DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY PLANS
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX

ITEM 5.02 — DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY PLANS.

(c, e)  On June 30, 2008, the Board of Directors of Calpine Corporation (the “Company”) approved the terms of certain compensation arrangements with Zamir Rauf in connection with his services as Interim Chief Financial Officer.  Mr. Rauf was appointed Interim Chief Financial Officer effective June 4, 2008, as reported in the Company’s Current Report on Form 8-K filed on June 5, 2008.

The compensation arrangements, as set forth in a letter agreement and related addendum, each dated June 30, 2008 (collectively, “the Letter Agreement”), are effective from June 4, 2008, through December 7, 2008. Pursuant to the terms of the Letter Agreement, Mr. Rauf will receive a base salary to be paid bi-weekly of $10,653.85 (annualized to $277,000) and a supplemental salary to be paid bi-weekly of $5,692.31 (annualized to $148,000). Mr. Rauf will remain eligible to participate in the Calpine Corporation 2007 Calpine Incentive Plan (the “CIP”), which provides for an annual discretionary bonus based on corporate, departmental and individual performance, with Mr. Rauf’s target bonus under the CIP to be 90% of his base pay and supplemental wages actually earned in 2008. The amount of the bonus, if any, awarded to Mr. Rauf under the CIP is subject to the Company’s discretion.  In addition, during the term of the Letter Agreement, Mr. Rauf will be a “Tier 3 Participant” under the Calpine Corporation Change in Control and Severance Benefits Plan, which provides for certain benefits in the event of a change in control or termination of the employee’s services under certain circumstances.

A copy of the Letter Agreement is filed herewith as Exhibit 10.1. A copy of the Calpine Incentive Plan is incorporated by reference as Exhibit 10.2 hereto, and a copy of the Calpine Corporation Change in Control and Severance Benefits Plan is incorporated by reference as Exhibit 10.3 hereto. The foregoing description is qualified in its entirety by reference to the full text of such Exhibits, each of which is hereby incorporated by reference herein.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.	Description

10.1	Letter Agreement and Addendum, dated June 30, 2008, between the Company and Zamir Rauf.*†

10.2
Calpine Corporation 2007 Calpine Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, filed with the SEC on August 8, 2007).†

10.3	Calpine Corporation Change in Control and Severance Benefits Plan (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on February 6, 2008).†
__________

*	Filed herewith.

†	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

	By:	/s/ Zamir Rauf
Zamir Rauf
Interim Executive Vice President-
Chief Financial Officer

Date: July 3, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement and Addendum, dated June 30, 2008, between the Company and Zamir Rauf.*†

10.2
Calpine Corporation 2007 Calpine Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, filed with the SEC on August 8, 2007).†

10.3	Calpine Corporation Change in Control and Severance Benefits Plan (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on February 6, 2008).†
__________

*	Filed herewith.

†	Management contract or compensatory plan or arrangement.

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